Prepared By & Return To:
Casey Cavanaugh, Esquire
LOWNDES, DROSDICK, DOSTER, KANTOR
& REED, P.A.
215 North Eola Drive
Orlando, Florida 32802




                          MORTGAGE AND SECURITY AGREEMENT

         THIS MORTGAGE AND SECURITY AGREEMENT (hereinafter referred to as the "Mortgage") executed December 30, 1996 by THE PUBLISHING COMPANY OF NORTH AMERICA, INC., a Florida corporation, whose address for notice under this Mortgage is 186 North Industrial Park Blvd., Lake Helen, Florida 32744 (hereinafter referred to as the "Borrower") to and in favor of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association organized and existing under the laws of the United States of America, whose address is 800 North Magnolia Avenue, Orlando, Florida 32803 (hereinafter referred to as the "Lender").

                                W I T N E S S E T H:

         That for divers good and valuable considerations and to secure the payment of an indebtedness in the aggregate sum of EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($800,000.00), or so much thereof as may be advanced, to be paid in accordance with a note of even date herewith (hereinafter referred to as the "Note") (which note has a maturity date of December 5, 2011) together with interest thereon and any and all sums due or which may become due from the Borrower to the Lender, the Borrower does grant, bargain, sell, alien, remise, release, convey and confirm unto the Lender, its successors and assigns, in fee simple, all of that certain tract of land of which the Borrower is now seized and possessed and in actual possession, situate in the County of Volusia, State of Florida, which is more fully described in Exhibit "A" attached hereto and made a part hereof, together with the buildings and improvements thereon erected or to be erected (hereinafter referred to as the "Premises");

         TOGETHER with:

                  (a) all leasehold estate, and all right, title and interest of Borrower in and to all leases or subleases covering the Premises or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Borrower thereunder, including, without limitation, all cash or security deposits, advance rentals, and deposits or payments of similar nature;


                  (b) all right, title and interest of Borrower in and to all options to purchase or lease the Premises or any portion thereof or interest therein, and any greater estate in the Premises owned or hereafter acquired;

                  (c) all easements, streets, ways, alleys, rights-of-way and rights used in connection therewith or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto, and all water rights;

                  (d) any and all buildings, structures and improvements now or hereafter erected thereon, including, but not limited to the fixtures, attachments, appliances, equipment, machinery, and other articles attached to said buildings, structures and improvements (sometimes hereinafter referred to as the "Improvements");

                  (e) all fixtures, appliances, machinery, equipment, furniture, furnishings and articles of personal property now or hereafter affixed to, placed upon or used in connection with the operation of any of said Premises; all gas, steam, electric, water and other heating, cooking, refrigerating, lighting, plumbing, ventilating, irrigating and power systems, machines, appliances, fixtures, and appurtenances which are now or may hereafter pertain or be used with, in or on said Premises, even though they may be detached or detachable and all building improvement and construction materials, supplies and equipment hereafter delivered to said land contemplating installation or use in the construction thereon and all rights and interests of Borrower in building permits and architectural plans and specifications relating to contemplated constructions or Improvements on said Premises and all rights and interests of Borrower in present or future mortgage loan commitments pertaining to any of said Premises or Improvements thereon (sometimes hereinafter referred to as the "Personal Property");

                  (f) all awards and proceeds of condemnation for the Premises or any part thereof to which Borrower is entitled for any taking of all or any part of the Premises by condemnation or exercise of the right of eminent domain. All such awards and condemnation proceeds are hereby assigned to Lender and the Lender is hereby authorized, subject to the provisions contained in this Mortgage, to apply such awards and condemnation proceeds or any part thereof, after deducting therefrom any expenses incurred by the Lender in the collection or handling thereof, toward the payment, in full or in part, of the Note, notwithstanding the fact that the amount owing thereon may not then be due and payable;

                  (g) all right, title and interest in and to and payments under any performance or payment bonds issued with respect to the Premises or for the construction of improvements thereon, to which Borrower is entitled;

                  (h) all rents, issues and profits of the Premises and all the estate, right, title and interest of every nature whatsoever of the Borrower in and to the same;

                  (i) all accounts (including contract rights) and general intangibles pertaining to or arising from or in connection with all or any part of the Mortgaged Property, as hereinafter defined, including without limitation all proceeds and choses in action arising under any insurance policies maintained with respect to all or any part of the Mortgaged Property; and,

                  (j) all proceeds, products, replacements, additions, substitutions, renewals and accessions of any of the foregoing items.

All of the foregoing real and personal property, and all rights, privileges and franchises are collectively referred to as the "Mortgaged Property."


         TO HAVE AND TO HOLD all and singular the Mortgaged Property hereby conveyed, and the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof and also all the estate, right, title interest property, possession, claim and demand whatsoever as well in law as in equity of the said Borrower in and to the same and every part and parcel thereof unto the said Lender in fee simple.

         PROVIDED ALWAYS that if the Borrower shall pay to the Lender any and all indebtedness due by Borrower to Lender (including the indebtedness evidenced by the Note and any and all renewals of the same) and shall perform, comply with and abide by each and every stipulation, agreement, condition, and covenant of the Note and of this Mortgage; then this Mortgage and the estate hereby created shall cease and be null and void. Provided, it is further covenanted and agreed by the parties hereto that this Mortgage also secures the payment of and includes all future or further advances as hereinafter set forth, to the same extent as if such made on the date of the execution of this Mortgage, and any disbursements made for the payment of tax, levies or insurance on the Mortgaged Property, with interest on such disbursements at the Default Rate as hereinafter defined.

         To protect the security of this Mortgage, the Borrower further covenants, warrants and agrees with the Lender as follows:

                                    ARTICLE I
                      COVENANTS AND AGREEMENTS OF BORROWER

         1.01 Payment of Secured Obligations. Borrower shall pay when due the principal of, and the interest on, the indebtedness evidenced by the Note, and the charges, fees and the principal of, and interest on, any future advances secured by this Mortgage and shall otherwise comply with all the terms of the Note and this Mortgage.

         1.02 Warranties and Representations. Borrower hereby covenants with Lender that Borrower is indefeasibly seized of the Mortgaged Property in fee simple; that the Borrower has full power and lawful right to convey the same in fee simple as aforesaid; that it shall be lawful for Borrower at all times peaceably and quietly to enter upon, hold, occupy and enjoy said Mortgaged Property and every part thereof; that Borrower will make such further assurances to perfect the lien interest in said premises in Lender, as may reasonably be required; and that Borrower does hereby fully warrant the title to the Mortgaged Property and every part thereof and will defend the same against the lawful claims of all persons whomsoever.

         Borrower further represents and warrants to Lender that all information, reports, paper and data given to Lender with respect to Borrower, and to the loan evidenced by the Note and Mortgage are accurate and correct in all material respects and complete insofar as may be necessary to give Lender a true and accurate knowledge of the subject matter.

         1.03 Ground Leases, Leases, Subleases and Easements. Borrower, at Borrower's sole cost and expense, shall maintain and cause to be performed all of the covenants, agreements, terms, conditions and provisions on its part to be kept, observed and performed under any ground lease, lease, sublease or easements which may constitute a portion of or an interest in the Premises, shall require its tenants or subtenants to keep, observe and perform all the covenants, agreements, terms, conditions and provisions on their part to be kept, observed or performed under any and all ground leases, leases, subleases or easements; and shall not suffer or permit any breach or default to occur with respect to the foregoing; and in default thereof the Lender shall have the right to perform or to require performance of any such covenants, agreements, terms, conditions and provisions of any such ground lease, lease, sublease or easements and to add any expense incurred in connection therewith to the debt secured hereby, which such expense shall bear interest from the date of payment to the date of recovery by the Lender at the Default Rate as hereinafter defined. Any such payment by the Lender with interest thereon shall be immediately due and payable. The Borrower shall not, without the consent of the Lender, consent to the modification, amendment, cancellation, termination or surrender of any such ground lease, lease, sublease, or easement.

         No release or forbearance of any of Borrower's obligation under any such ground lease, lease, or sublease shall release Borrower from any of its obligations under this Mortgage.

         1.04 Required Insurance. Borrower will, at Borrower's sole cost and expense, maintain or cause to be maintained with respect to the Mortgaged Property, and each part thereof, the following insurance:

                  (a) Insurance against loss or damage to the Improvement by fire and any of the risks covered by insurance of the type now known as "fire and extended coverage" in an amount not less than the original amount of the Note or the full replacement cost of the Improvements whichever is less; and

                  (b) Such other insurance, and in such amounts, as may from time to time be required by Lender against the same or other hazards.

         All policies of insurance required by the terms of this Mortgage shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Borrower which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set off, counterclaim or deductions against Borrower.

         Borrower may effect for its own account any insurance not required under this Section 1.04, but any such insurance effected by Borrower on the Premises, whether or not so required, shall be for the mutual benefit of Borrower and Lender and shall be subject to the other provisions of this Mortgage.

         1.05 Delivery of Policies, Payment of Premiums. All policies of insurance shall be issued by companies and in amounts in each company satisfactory to Lender. All policies of insurance shall have attached thereto a lender's loss payment endorsement for the benefit of Lender in form satisfactory to

Lender. Borrower shall furnish Lender with an original policy of all policies of required insurance. If Lender consents to Borrower providing any of the required insurance through blanket policies carried by Borrower and covering more than one location, then Borrower shall furnish Lender with a certificate of insurance for each such policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number, and the expiration date. At least thirty (30) days prior to the expiration of each such policy, Borrower shall furnish Lender with evidence satisfactory to Lender of the Payment of premium and the reissuance of a policy continuing insurance in force as required by this Mortgage. All such policies shall contain a provision that such policies will not be canceled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days prior written notice to Lender. In the event Borrower fails to provide, maintain, keep in force or deliver and furnish to Lender the policies of insurance required by this Section, Lender may procure such insurance or single interest insurance for such risks covering Lender's interest, and Borrower will pay all premiums thereon promptly upon demand by Lender, and until such payment is made by Borrower the amount of all such premiums together with interest thereon at the rate of interest after maturity or default provided in the Note or the maximum rate permitted by Florida law, whichever is less (the "Default Rate"), and shall be deemed to be a part of the indebtedness secured by this Mortgage.

         1.06 Insurance Proceeds. After the happening of any casualty to the Mortgaged Property or any part thereof, Borrower shall give prompt written notice thereof to Lender.

                  (a) In the event of any damage to or destruction of the Mortgaged Property, Lender shall have the option in its sole discretion of applying or paying all or part of the insurance proceeds (I) to any indebtedness secured hereby and in such order as Lender may determine, or (ii) to the restoration of the Improvements, or (iii) to Borrower.

                  (b) In the event of such loss or damage, all proceeds of insurance shall be payable to Lender, and Borrower hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Lender. Lender is hereby authorized and empowered by Borrower to settle, adjust or compromise any claims for loss, damage or destruction under any policy or policies of insurance.

                  (c) Except to the extent that insurance proceeds are received by Lender and applied to the indebtedness secured hereby, nothing herein contained shall be deemed to excuse Borrower from repairing or maintaining the Mortgaged Property as provided in this Mortgage or restoring all damage or destruction to the Mortgaged Property, regardless of whether or not there are insurance proceeds available or whether any such proceeds are sufficient in amount, and the application or release by Lender of any insurance proceeds shall not cure or waive any default or notice of default under this Mortgage or invalidate any act done pursuant to such notice.

         1.07 Assignment of Policies Upon Foreclosure. In the event of foreclosure of this Mortgage or other transfer of title or assignment of the Mortgaged Property in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of the Borrower in and to all policies of insurance required by this Section shall inure to the benefit of and pass the successor in interest to Borrower or the purchaser or grantee of the Mortgaged Property. Borrower hereby appoints Lender its attorney-in-fact to endorse any checks, drafts or other instruments representing any proceeds of such insurance, whether payable by reason of loss thereunder or otherwise.

         1.08 Taxes, Utilities and Impositions. Borrower will pay, or cause to be paid and discharged, on or before the last day on which they may be paid without penalty or interest, all such duties, taxes, sewer rents, charges for water, or for setting or repairing of meters, and all other utilities on the Mortgaged Property or any part thereof, and any assessments and payments, usual or unusual, extraordinary or ordinary, which shall be imposed upon or become due and payable or become a lien upon the Premises or any part thereof and the sidewalks or streets in front thereof and any vaults therein by virtue of any present or future law of the United States or of the State, County, or City wherein the Premises are located (all of the foregoing being herein collectively called "Impositions"). In default of any such payment of any imposition, Lender may pay the same and the amount so paid by Lender shall, at the Lender's option, become immediately due and payable with interest at the Default Rate and shall be deemed part of the indebtedness secured by this Mortgage.

         If at any time there shall be assessed or imposed (i) a tax or assessment on the Premises in lieu of or in addition to the Impositions payable by Borrower pursuant to this Section or (ii) a license fee, tax or assessment imposed on Lender and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees shall be deemed to be included within the term "Impositions" as defined in this Section, and Borrower shall pay and discharge the same as herein provided with respect to the payment of Impositions or at the option of Lender, all obligations secured hereby, together with all accrued interest thereon, shall immediately become due and payable. Anything to the contrary herein notwithstanding, Lender shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Borrower or on the obligations secured hereby.

         Borrower will pay all mortgage recording taxes and fees payable with respect to this Mortgage or other mortgage or transfer taxes due on account of this Mortgage or the Note secured hereby.

         Borrower will exhibit to Lender the original receipts or other reasonably satisfactory proof of the payment of all Impositions which may affect the Mortgaged Property or any part thereof or the lien of the Mortgage promptly following the last date on which each Imposition is payable hereunder.

         Notwithstanding the foregoing, Borrower shall have the right, after prior written notice to Lender, to contest at its own expense the amount and validity of any Imposition affecting the Mortgaged Property by appropriate proceedings conducted in good faith and with due diligence and to postpone or defer payment thereof, if and so long as:

                  (a) Such proceedings shall operate to suspend the collection of such Imposition from Borrower or the Mortgaged Property; or

                  (b) Neither the Mortgaged Property nor any part thereof would be in immediate danger of being forfeited or lost by reason of such proceedings, postponement or deferment; and

                  (c) In the case of any Imposition affecting the Mortgaged Property which might be or become a lien, encumbrance or charge upon or result in any forfeiture or loss of the Mortgaged

         Property or any part thereof, or which might result in loss or damage to Borrower or Lender, Borrower, prior to the date such Imposition would become delinquent, shall have furnished Lender with security satisfactory to Lender, and, in the event that such security is furnished, Lender shall not have the right during the period of the contest to pay, remove or discharge the Imposition.

         1.09 Maintenance, Repairs, Alterations. Borrower shall keep the Mortgaged Property, or cause the same to be kept, in good condition and repair and fully protected from the elements to the satisfaction of Lender; Borrower shall not commit nor permit to be committed waste thereon and shall not do nor permit to be done any act by which the Mortgaged Property shall become less valuable; Borrower will not remove, demolish or structurally alter any of the Improvements (except such alterations as maybe required by laws, ordinances or regulations) without the prior written permission of the Lender; Borrower shall complete promptly and in good and workmanlike manner any building or other improvement which may be constructed on the Premises and promptly restore in like manner any Improvements which may be damaged or destroyed thereon and will pay when due all claims for labor performed and materials furnished therefor; Borrower shall use and operate, and shall require its lessees or licensees to use or operate, the Mortgaged Property in compliance with all applicable laws, ordinance, regulations, covenants, conditions and restrictions, and with all applicable requirements of any ground lease, lease or sublease now or hereafter affecting the Premises or any part thereof. Unless required by law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the stated use of Mortgaged Property from that which was disclosed to Lender at the time of execution hereof. Borrower shall not initiate or acquiesce to a zoning change of the Mortgaged Property without the prior notice to and consent of Lender. Lender and its representatives shall have access to the Premises at all reasonable times to determine whether Borrower is complying with its obligations under this Mortgage, including, but not limited to, those set out in this Section.

         1.10 Escrows for Taxes, Insurance, Assessments. In order to more fully protect the security of this Mortgage, the Lender, at its option, in the event Borrower at any time fails to make payment when due of all taxes, assessments, public charges and insurance premiums as herein elsewhere required, may require the Borrower to deposit with the Lender, together with and in addition to each monthly payment due on account of the indebtedness evidenced by the Note, an amount equal to one-twelfth (1/12) of the annual total of such taxes, assessments, charges and premiums (all as estimated by the Lender in its sole discretion) so as to place sufficient funds in the hands of Lender for the payment of such taxes, assessments, charges and premiums as the same shall become due, and the Lender may hold the sums so deposited without interest and commingled with its general funds and apply the same to the payment of said taxes, assessments, charges or premiums as they become due and payable. If at any time the funds so held by Lender are insufficient to pay such taxes, assessments, charges or premiums as they become due and payable, the Borrower shall immediately, upon notice and demand by Lender, deposit with Lender the amount of such deficiency, and the failure on the part of the Borrower to do so shall entitle the Lender, at its option, to itself make such payments in accordance with its right and pursuant to the conditions elsewhere in this Mortgage provided. Whenever any default exists under this Mortgage, Lender may, at its option, and without obligation so to do, apply any funds so held by it upon such of the indebtedness secured hereby, and in such order and manner of application as Lender may elect.

         1.11 Eminent Domain. Should the Mortgaged Property, or any part thereof or interest therein, be taken or damaged by reason of any public use or improvement or condemnation proceeding, or in any other manner ("Condemnation"), or should Borrower receive any notice or other information regarding such Condemnation, Borrower shall give prompt written notice thereof to Lender.

                  (a) Lender shall be entitled to all compensation, awards and other payments or relief granted in connection with such Condemnation, and shall be entitled, at its option, to commence, appear in and prosecute in its own name any action or proceedings relating thereto. Lender shall also be entitled to make any compromise or settlement in connection with such taking or damage. All such compensation, awards, damages, rights of action and proceeds awarded to Borrower (the "Proceeds") are hereby assigned to Lender and Borrower agrees to execute such further assignments of the Proceeds as Lender may require.

                  (b) In the event any portion of the Mortgaged Property is so taken or damaged, Lender shall have the option in its sole and absolute discretion, to apply all such Proceeds, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys' fees, incurred by it in connection with such Proceeds, upon any indebtedness secured hereby, or to apply all such Proceeds, after such deductions, to the restoration of the Mortgaged Property upon such conditions as Lender may determine. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

                  (c) Any amounts received by Lender hereunder (after payment of any costs in connection with obtaining same), shall, if retained by Lender, be applied in payment of any accrued interest and then in reduction of the then outstanding principal sum of the Note, notwithstanding that the same may not then be due and payable. Any amount so applied to principal shall be applied to the payment of installments of principal on the Note in inverse order of their due dates.

         1.12 Actions by Lender to Preserve the Security of This Mortgage. If the Borrower fails to make any payment or to do any act as and in the manner provided for in this Mortgage or the Note, the Lender, in its own discretion, without obligation so to do and without notice to or demand upon Borrower and without releasing Borrower from any obligation, may make or do the same in such manner and to such extent as the Lender may deem necessary to protect the security hereof. Borrower will pay upon demand all expenses incurred or paid by Lender (including, but not limited to, attorneys fees and court costs including those of appellate and bankruptcy proceedings) on account of the exercise of any of the aforesaid rights or privileges or on account of any litigation which may arise in connection with this Mortgage or the Note or on account of any attempt, without litigation, to enforce the terms of this Mortgage or said Note. In case the Mortgaged Property or any part thereof shall be advertised for foreclosure sale and not sold, Borrower shall pay all costs in connection therewith.

         In the event that the Lender is called upon to pay any sums of money to protect this Mortgage and the Note as aforesaid, all monies advanced or due hereunder shall become immediately due and payable, together with interest at the Default Rate, computed from the date of such advance to the date of the actual receipt of payment thereof by the Lender.

         1.13 Cost of Collection. In the event this Mortgage is placed in the hands of an attorney for the collection of any sum payable hereunder, the Borrower agrees to pay all costs of collection, including reasonable attorneys fees including those in all appellate and bankruptcy proceedings, incurred by the Lender, either with or without the institution of any action or proceeding, and in addition to all costs, disbursements and allowances provided by law. All such costs so incurred shall be deemed to be secured by this Mortgage.

         1.14 Survival of Warranties. All representations, warranties and covenants of Borrower contained herein or incorporated by reference shall survive funding of the loan evidenced by the Note and shall remain continuing obligations, warranties and representations of Borrower during any time when any portion of the obligations secured by this Mortgage remain outstanding.

         1.15 Additional Security. In the event Lender at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder.

         1.16 Inspections. Lender, or its agents, representatives or workmen, are authorized to enter at any reasonable time upon or on any part of the Premises for the purpose of inspecting the same, and for the purpose of performing any of the acts it is authorized to perform under the terms of this Mortgage.

         I.1 Liens. Borrower shall pay and promptly discharge, at Borrower's cost and expense, all liens, encumbrances and charges upon the Mortgaged Property or any part thereof or interest therein. Borrower shall have the right to contest in good faith the validity of any such lien, encumbrance or charge, provided Borrower shall first deposit with Lender a bond or other security satisfactory to Lender in such amounts as Lender shall reasonably require, and provided further that Borrower shall thereafter diligently proceed to cause such lien, encumbrance or charge to be removed and discharged. If Borrower shall fail to discharge any such lien, encumbrance or charge, then, in addition to any other right or remedy of Lender, the Lender may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by depositing in court a bond for the amount claimed or otherwise giving security for such claim, or in such manner as is or may be prescribed by law. Any amount so paid by the Lender shall, at Lender's option, become immediately due and payable with interest at the Default Rate, and shall be deemed part of the indebtedness secured by this Mortgage.

         1.18 Future Advances. This Mortgage is given to secure not only existing indebtedness, but also future advances, whether such advances are obligatory or are to be made at the option of Lender, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances are made on the date of the execution of this Mortgage. The total amount of indebtedness that maybe so secured may decrease to a zero amount from time to time, or may increase from time to time, but the total unpaid balance so secured at one time shall not exceed twice the face amount of the Note, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on such disbursements at the Default Rate as hereinafter defined.

         1.19 No Limitation of Future Advance Rights. Borrower covenants and agrees with Lender that:

                  (a) Borrower waives and agrees not to assert any right to limit future advances under this Mortgage, and any such attempted limitation shall be null, void and of no force and effect. Any correspondence by Borrower regarding the future advances must be sent to Lender at the address set forth above and to Lender's counsel: Casey Cavanaugh, Esquire, Lowndes, Drosdick, Doster, Kantor & Reed, Professional Association, Post Office Box 2809, Orlando, Florida 32802-2809.

                  (b) An event of default under the Mortgage shall automatically exist (I) if Borrower executes any instrument which purports to have or would have the effect of impairing the priority of or limiting any future advance which might ever be made under the Mortgage or (ii) if Borrower takes, suffers, or permits any action or occurrence which would adversely affect the priority of any future advance which might ever be made under the Mortgage.

         1.20 Appraisals. Borrower covenants and agrees that Lender may obtain an appraisal of the Mortgaged Property when required by the regulations of the Federal Reserve Board or the Office of the Comptroller of the Currency or at such other times as the Lender may reasonably require. Such appraisals shall be performed by an independent third party appraiser selected by the Lender. The cost of such appraisal shall be borne by the Borrower. Borrower's failure or refusal to sign such an engagement letter however shall not impair Lender's right to obtain such an appraisal. Borrower agrees to pay the cost of such appraisal within ten (10) days after receiving an invoice for such appraisal.

                                   ARTICLE II
                        ASSIGNMENT OF LEASES, SUBLEASES,
                     FRANCHISES, RENTS, ISSUES AND PROFITS

         2.01 Assignment of Rents. Borrower hereby collaterally assigns and transfers to Lender all the leases, subleases, franchises, rents, issues and profits of the Mortgaged Property, and hereby gives to and confers upon Lender the right, power and authority to collect such rents, issues and profits as herein set forth. Borrower irrevocably appoints Lender its true and lawful attorney-in-fact. In the event of default under the Note or this Mortgage, Lender shall have the right, at its option, immediately and without further legal action being necessary, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of Borrower or Lender, for all such rents, issues and profits and apply the same to the indebtedness secured hereby; provided, however, that Borrower shall have the right to collect such rents, issues and profits (but not more than one month in advance) prior to or so long as there is not an event of default under this Mortgage.

         2.02 Collection Upon Default. Upon any event of default under this Mortgage, Lender may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Mortgaged Property, or any part thereof, in its own name, sue for or otherwise collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorneys' fees, upon any indebtedness secured hereby, and in such order as Lender may determine. The collection of such rents, issues and profits, or the entering upon and taking possession of the Mortgaged Property, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default.

         2.03 Restriction on Further Assignments, etc. Except as hereinafter specifically provided, Borrower shall not, without the prior written consent of the Lender, assign the rents, issues or profits, or any part thereof, from the Mortgaged Property or any part thereof, and shall not consent to the modification, cancellation or surrender of any lease or sublease covering the Mortgaged Property. An action of Borrower in violation of the terms of this Section shall be void as against Lender in addition to being a default under this Mortgage.

         The Borrower shall not, without the consent of the Lender, consent to the cancellation or surrender or, accept prepayment of rents, issues or profits, other than rent paid at the signing of a lease or sublease, under any lease or sublease now or hereafter covering the Mortgaged Property or any part thereof, nor modify any such lease or sublease so as to shorten the term, decrease the rent, accelerate the payment of rent, or change the terms of any renewal option; and any such purported assignment, cancellation, surrender, prepayment or modification made without the written consent of the Lender shall be void as against the Lender. The Borrower shall, upon demand of the Lender, enter into an agreement with the Lender with respect to the provisions contained in the preceding provision regarding any lease or sublease covering said Mortgaged Property or any part thereof, and the Borrower hereby appoints the Lender attorney-in-fact of the Borrower to execute and deliver any such agreement on behalf of the Borrower and deliver written notice thereof to the tenant to whose lease such agreement relates.

         The Borrower agrees to furnish to the Lender a copy of any modification of any lease presently in effect and copies of all future leases affecting the Mortgaged Property covered by this Mortgage, and failure to furnish to the Lender a copy of any modification of a lease or a copy of any future lease affecting said Mortgaged Property, shall be deemed a default under this Mortgage and the Note, for which the holder of this Mortgage may, at its option, declare the entire unpaid balance of the subject Mortgage and Note to be immediately due and payable.

         All leases or subleases hereafter entered into by Borrower with respect to the Mortgaged Property or any part thereof, shall be subordinate to the lien of this Mortgage unless expressly made superior to this Mortgage in the manner hereinafter provided. At any time or times Lender may execute and record in the appropriate Office of the Register or County Clerk of the County where the Premises are situated, a Notice of Subordination reciting that the lease or leases therein described shall be superior to the lien of this Mortgage. From and after the recordation of such Notice of Subordination, the lease or leases therein described shall be superior to the lien of this Mortgage and shall not be extinguished by any foreclosure sale hereunder.

                                   ARTICLE III
                       ENVIRONMENTAL CONDITION OF PREMISES

         3.01 Environmental Condition of Property. Borrower hereby warrants and represents to Lender after thorough investigation that:

                  (a) the premises are now and at all times hereafter will continue to be in full compliance with all Federal, State and local environmental laws and regulations, including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), Public Law No. 96-510, 94 Stat. 2767, and the Superfund Amendments and Reauthorization Act of 1986 (SARA), Public law No. 99-499, 100 Stat. 1613, and

                  (b) as of the date hereof there are no hazardous materials, substances, waste or other environmentally regulated substances (including without limitation, any materials containing asbestos) located on, in or under the Premises or used in connection therewith. Borrower has obtained and will maintain all licenses, permits and approvals required with respect thereto, and is and will remain in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals. Borrower further warrants and represents that it will promptly notify Lender of any change in the environmental condition of the Premises or in the nature or extent of any hazardous materials, substances or wastes maintained on, in or under the Premises or used in connection therewith, and will transmit to Lender copies of any citations, orders, notices or other material governmental or other communication received with respect to any other hazardous materials, substances, waste or other environmentally regulated substance affecting the Premises within five (5) days of Borrower's receipt thereof.

         Borrower hereby indemnifies and holds harmless Lender from and against any and all damages, penalties, fines, claims, suits, liabilities, costs, judgments and expenses (including attorneys', consultant's or expert's fees) of every kind and nature incurred, suffered by or asserted against Lender as a direct or indirect result of:

                  (c) any warranty or representation made by Borrower in this paragraph being or becoming false or untrue in any material respect or

                  (d) any requirement under the law, regulation or ordinance, local, state or federal, regarding the removal or elimination of any hazardous materials, substances, waste or other environmentally regulated substances.

         Borrower's obligations hereunder shall not be limited to any extent by the term of the Note, and, as to any act or occurrence prior to payment in full and satisfaction of said Note which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding foreclosure of this Mortgage, where Lender is the purchaser at the foreclosure sale, or delivery of a deed in lieu of foreclosure to Lender.

         Lender and its representatives shall have the right to enter onto the Premises at reasonable times during the term of this Mortgage for the purpose of conducting environmental inspections and testing. The cost of such inspections and/or tests shall be borne by the Borrower if Lender has reason to believe that Borrower's representations, covenants, warranties and certifications herein are untrue or have been violated.

                                   ARTICLE IV
                               SECURITY AGREEMENT

         4.01 Creation of Security Interest. Borrower hereby grants to Lender a security interest in any and all personal property included within the Mortgaged Property (herein the "Personal Property") located on or at the Premises, including without limitation any and all property of similar type or kind hereafter located on or at the Premises for the purposes of securing all obligations of Borrower set forth in this Mortgage. This instrument is a self-operative security agreement with respect to the above described property, but Borrower agrees to execute and deliver on demand such other security agreements, financing statements and other instruments as Lender may request.

         4.02 Warranties, Representations and Covenants of Borrower. Borrower hereby warrants, represents and covenants as follows:

                  (a) Except for the security interest granted hereby, Borrower is, and as to portions of the Personal Property to be acquired after the date hereof will be, the sole owner of the Personal Property, free from any adverse lien, security interest, encumbrance or adverse claims thereon of any kind whatsoever. Borrower shall notify Lender of, and shall defend the Personal Property against, all claims and demands of all persons at any time claiming the same or any interest therein.

                  (b) Borrower shall not lease, sell, convey or in any manner transfer the Personal Property without the prior written consent of Lender.

                  (c) The Personal Property is not and shall not be used or bought for personal, family or household purposes.

                  (d) The Personal Property shall be kept on or at the Premises and Borrower will not remove the Personal Property from the Premises without the prior written consent of Lender, except such portions or items of Personal Property which are consumed or worn out in ordinary usage, all of which shall be promptly replaced by Borrower.

                  (e) Borrower maintains a place of business in the State of Florida and Borrower shall immediately notify Lender in writing of any change in its place of business as set forth in the beginning of this Mortgage.

                  (f) At the request of the Lender, Borrower shall join Lender in executing one or more financing statements and renewals and amendments thereof pursuant to the Uniform Commercial Code of Florida in form satisfactory to Lender, and will pay the cost of filing the same in all public offices wherever filing is deemed by Lender to be necessary or desirable.

                  (g) All covenants and obligations of Borrower contained herein relating to the Mortgaged Property shall be deemed to apply to the Personal Property whether or not expressly referred to herein.

                  (h) This Mortgage constitutes a Security Agreement as that term is used in the Uniform Commercial Code of Florida.

                                    ARTICLE V
                              REMEDIES UPON DEFAULT

         5.01 Events of Default. Any one or more of the following shall constitute a default under this Mortgage and the Note hereby secured:

                  (a) Failure of Borrower to make one or more payments required by said Note on the due date thereof.

                  (b) Failure of Borrower to pay the amount of any costs, expenses and fees (including counsel fees) of the Lender, with interest thereon, as required by any provision of this Mortgage.

                  (c) Failure to exhibit to the Lender, within ten (10) days after demand, receipts showing payment of real estate taxes and assessments.

                  (d) Except as hereinbefore permitted, the actual or threatened alteration, demolition or removal of any building on the Premises without written consent of the Lender.

                  (e) Failure to maintain the Improvements on the Premises as herein required, free of any liens placed or threatened during the term hereof.

                  (f) Failure to comply with any requirements or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Mortgaged Property within three (3) months from the issuance thereof, or before any such violation becomes a lien against the Mortgaged Property, whichever first occurs.

                  (g) Failure of Borrower or others to comply with or perform any other warranty, covenant or agreement contained herein, in the Note, in the Construction Loan Agreement, if any, Commitment Letter or in any other document executed by Borrower in conjunction with this transaction, of even date herewith.

                  (h) Any breach of any covenant or warranty or material untruth of any representation of Borrower contained in this Mortgage, or the Note or any guaranty executed in conjunction herewith.

                  (i) The institution of any bankruptcy, reorganization or insolvency proceedings against the then owner or Borrower in possession of the Mortgaged Property, or any guarantor, or the appointment of a receiver or a similar official with respect to all or a substantial part of the properties of the then owner or Borrower in possession of the Mortgaged Property and a failure to have such proceedings dismissed or such appointment vacated within a period of forty-five (45) days.

                  (j) The institution of any voluntary bankruptcy, reorganization or insolvency proceedings by the then owner or Borrower in possession of the Mortgaged Property, or any guarantor, or the appointment of a receiver or a similar official with respect to all or a substantial part of the properties of the then owner or Borrower in possession of the Mortgaged Property at the instance of the then owner or Borrower in possession of the Mortgaged Property.

                  (k) The assertion or making of any levy, seizure, forfeiture action, mechanic's or materialman's lien or attachment on the Mortgaged Property or any part thereof.

                  (l) If default shall occur in any loan now or hereafter in existence between Lender and Borrower or any mortgage encumbering property in which the Borrower or any guarantor has any interest whatsoever, and, conversely, the occurrence of an Event of Default hereunder shall also constitute a default under any such other loan.

                  (m) The occurrence of any Event of Default under the Note, or any loan agreement or guaranty, whether or not such event is specifically set forth herein.

         5.02 Default Rate. The Default Rate shall be the highest rate allowable by law at the time of default, provided, however, that at no time shall any interest or charges in the nature of interest be taken, exacted, received or collected which would exceed the maximum rate permitted by law.

         5.03 Acceleration Upon Default, Additional Remedies. In the event that one or more defaults as above provided shall occur, the remedies available to Lender shall include, but not necessarily be limited to, any one or more of the following:

                  (a) Lender may declare the entire unpaid balance of the Note immediately due and payable without notice.

                  (b) Lender may take immediate possession of the Mortgaged Property or any part thereof(which Borrower agrees to surrender to Lender) and manage, control or lease the same to such person or persons and at such rental as it may deem proper and collect all rents, issues and profits, therefrom, including those past due as well as those thereafter accruing, with the right in the Lender to cancel any lease or sublease for any cause which would entitle Borrower to cancel the same; to make such expenditures for maintenance, repairs and costs of operation as it may deem advisable; and after deducting the cost thereof and a commission of five (5%) percent upon the gross amount of rents collected, to apply the residue to the payment of any sums which are unpaid hereunder or under the Note. The taking of possession under this paragraph shall not prevent concurrent or later proceedings for the foreclosure sale of the Mortgaged Property as provided elsewhere herein.

                  (c) Lender may apply to any court of competent jurisdiction for the appointment of a receiver or similar official to manage and operate the Mortgaged Property, or any part thereof, and to apply the net rents and profits therefrom to the payment of the interest and/or principal of said Note and/or any other obligations of Borrower to Lender hereunder. In event of such application, Borrower agrees to consent to the appointment of such receiver or similar official, and agrees that such receiver or similar official may be appointed without notice to Borrower without regard to the adequacy of any security for the debts and without regard to the solvency of

         Borrower or any other person, firm or corporation who or which may be liable for the payment of the Note or any other obligation of Borrower hereunder.

                  (d) Without declaring the entire unpaid principal balance due, the Lender may foreclose only as to the sum past due, without injury to this Mortgage or the displacement or impairment of the remainder of the lien thereof, and at such foreclosure sale the property shall be sold subject to all remaining items of indebtedness; and Lender may again foreclose, in the same manner, as often as there may be any sum past due.

                  (e) Lender may withhold disbursement, at Lender's option, of all or any portion of loan proceeds, for so long as any event, circumstance or condition exists which would give rise to an Event of Default.

         5.04 Additional Provisions. Borrower expressly agrees, on behalf of itself, its successors and assign and any future owner of the Mortgaged Property, or any part thereof or interest therein, as follows:

                  (a) All remedies available to Lender with respect to this Mortgage shall be cumulative and may be pursued concurrently or successively. No delay by Lender in exercising any such remedy shall operate as a waiver thereof or preclude the exercise thereof during the continuance of that or any subsequent default.

                  (b) The obtaining of a judgment or decree on the Note, whether in the State of Florida or elsewhere, shall not in any manner affect the lien of this Mortgage upon the Mortgaged Property covered hereby, any judgment or decree so obtained shall be secured to the same extent as said Note is now secured.

                  (c) In the event of any foreclosure sale hereunder, all net proceeds shall be available for application to the indebtedness hereby secured whether or not such proceeds may exceed the value of the Mortgaged Property for unpaid taxes, liens, assessments and any other costs relating to the Mortgaged Property.

                  (d) The only limitation upon the foregoing agreements as to the exercise of Lender's remedies is that there shall be but one full and complete satisfaction of the indebtedness secured hereby.

                  (e) The Borrower shall duly, promptly and fully perform each and every term and provision of any Construction or other Loan Agreement which has been executed and delivered by the parties hereto simultaneously with the execution and delivery hereof, the terms of which Construction or other Loan Agreement are incorporated herein by reference. The lien of this Mortgage secures the payment of all sums payable to Lender and the performance of all covenants and agreements of Borrower under the terms of any Construction or other Loan Agreement.

         5.05 Remedies Not Exclusive. Lender shall be entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Mortgage or the Note or under any other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement shall prejudice or in any manner affect Lender's right to realize upon or enforce any other security now or hereafter held by Lender, it being agreed that Lender shall be entitled to enforce this Mortgage and any other security now or hereafter held by Lender in such order and manner as Lender may in its absolute discretion determine. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or not or hereafter existing at law or in equity or by statute. Every power or remedy given to Lender or to which it may be otherwise entitled may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lender and it may pursue inconsistent remedies.

         5.06 Arbitration. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Mortgage and other Loan Documents ("Disputes") between or among parties to this Mortgage, shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Mortgage. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Lender first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration does not apply to disputes under or related to swap agreements.

         5.07 Preservation and Limitation of Remedies. Notwithstanding the preceding binding arbitration provisions, Lender and Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Lender and Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property;
(iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute. Lender and Borrower agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

                                    ARTICLE VI
                                  MISCELLANEOUS

         6.01 Corporate Existence. So long as the Mortgaged Property shall be owned or held by a corporation, such corporation shall at all times maintain its corporate existence and shall be fully authorized to do business in the State of Florida and shall maintain in the State of Florida a duly authorized registered agent for the service of process. Failure to comply with such obligations shall be a default under this Mortgage. Within ninety (90) days after the expiration of the time for filing its annual report and the payment of the appropriate corporate taxes in the State of Florida, Borrower will furnish to Lender a certificate of good standing or other evidence satisfactory to Lender to show compliance with the provisions of this Section.

         6.02 Statements by Borrower. Borrower, within three (3) days after request in person or within ten (10) days after request by mail, will furnish to Lender or any person, firm or corporation designated by Lender, a duly acknowledged written statement setting forth the amount of the debt secured by this Mortgage, and stating either that no offsets of defenses exist against such debt, or, if such offsets or defenses are alleged to exist, full information with respect to such alleged offsets and/or defenses.

         6.03 Successors and Assigns. The provisions hereof shall be binding upon and shall inure to the benefit of the Borrower, its successors and assigns, including without limitation subsequent owners of the Premises or the leasehold estate of the Premises or any part thereof; shall be binding upon and shall inure to the benefit of Lender, its successors and assigns and any future holder of the Note, and any successors or assigns of any future holder of the Note. In the event the ownership of the Mortgaged Property or any leasehold estate that may be covered by this Mortgage, becomes vested in a person other than Borrower, Lender may, without notice to Borrower, deal with such successor or successors in interest with reference to this instrument and the Note in the same manner as with the Borrower, and may alter the interest rate and/or alter or extend the terms of payments of the Note without notice to Borrower hereunder or under the Note hereby secured or the lien or priority of this Mortgage with respect to any part of the Mortgaged Property covered hereby, but nothing herein, contained shall serve to relieve Borrower of any liability under the Note or this Mortgage (or any other agreement executed in conjunction therewith) unless Lender shall expressly release Borrower in writing. Borrower and any transferee or assignee shall be jointly and severally liable for any documentation or intangible taxes imposed as a result of any transfer or assumption.

         6.04 Notice. All notices, demands and requests given by either party hereto to the other party shall be in writing. All notices, demands and requests by the Lender to the Borrower shall be deemed to have been properly given if sent by United States registered or certified mail, postage prepaid. All notices, demands and requests by the Borrower to the Lender shall be deemed to have been properly given if sent by United States registered or certified mail, postage prepaid, addressed to the Lender, or to such other addresses the Lender may from time to time designate by written notice to the Borrower given as herein required. Notices, demands and requests given in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be deposited in any post office or branch post office regularly maintained by the United States Government.

         The Borrower shall deliver to the Lender, promptly upon receipt of same, copies of all notices, certificates, documents and instruments received by it which materially affect any part of the Mortgaged Property covered hereby, including, without limitation, notices from any lessee or sublessee claiming that the Borrower is in default under any terms of any lease or sublease.

         6.05 Modifications in Writing. This Mortgage may not be changed, terminated or modified orally or in any other manner than by an instrument in writing signed by the party against whom enforcement is sought.

         6.06 Captions. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a part of this Mortgage.

         6.07 Invalidity of Certain Provisions. If the lien of this Mortgage is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Mortgaged Property, the unsecured portion of the debt shall be completely paid prior to the payments of the secured portion of the debt, and all payments made on the debt, whether voluntary or otherwise, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Mortgage.

         6.08 No Merger. If both the lessor's and lessee's estates under any lease or any portion thereof which constitutes a part of the Mortgaged Property shall at any time become vested in one owner, this Mortgage and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger and, in such event, Lender shall continue to have and enjoy all of the rights and privileges of Lender as to the separate estates. In addition, upon the foreclosure of the lien created by this Mortgage on the Mortgaged Property pursuant to the provisions hereof, any leases or subleases then existing and created by Borrower shall not be destroyed or terminated by application of the law of merger or as a result of such foreclosure sale unless Lender shall so elect. No act by or on behalf of Lender or any such purchaser shall constitute a termination of any lease or sublease unless Lender or such purchaser shall give written notice thereof to such tenant or subtenant.

         6.09 Governing Law and Construction of Clauses. This Mortgage shall be governed and construed by the laws of the State of Florida. No act of the Lender shall be construed as an election to proceed under any one provision of the Mortgage or of the applicable statutes of the State of Florida to the exclusion of any other such provision, anything herein or otherwise to the contrary notwithstanding.

         6.10 Transfer. In the event all or any part of the property encumbered by this Mortgage, or any interest therein, is sold, conveyed, encumbered or otherwise transferred by the Borrower, without Lender's prior written consent, or, if Borrower is a partnership, any general partner of Borrower ceases to be a general partner, or if Borrower is a corporation:

         (i) any shareholder of Borrower owning directly or indirectly 10% or more of the issued and outstanding stock of Borrower as of the date hereof transfers, during the term of this Mortgage, any of such stock, or

         (ii) any additional stock of Borrower is issued after the date hereof.

then, and in the event any of the foregoing events occur, Lender may, in its sole discretion: require a modification of the terms of the loan or loans secured hereby (including without limitation those related to the rate of interest and terms or schedule or repayment) in a manner satisfactory to Lender, and may charge an "assumption fee" or similar fee in consideration of such modification or approval; or accelerate the indebtedness secured hereby and declare the then outstanding balance, with all accrued interest to be immediately due and payable.

         6.11 Books and Records. The Borrower agrees to keep accurate books, records and accounts reflecting its financial condition, including, but not limited to, the operation of the Mortgaged Property, in accordance with generally accepted accounting principles, consistently applied. The Lender shall have the right, from time to time and at all times during normal business hours, to examine such books, records and accounts at the offices of Borrower or other entity maintaining such books, records and accounts, and to make such copies of extracts thereof as the Lender shall desire.

         6.12 Financial Statements. The Borrower shall, until the entire indebtedness secured hereby has been fully paid, annually furnish to Lender the Borrower's financial statements, which must be acceptable to Lender in Lender's sole discretion. Such statements shall include, but not be limited to, a profit and loss statement and reconciliation of surplus statement of the Borrower for such year, and a balance sheet as of the end of such year. All reports shall be audited without scope limitations by independent certified public accountants of recognized standing selected by Borrower and acceptable to the Lender. Such reports shall be furnished to the Lender not later than ninety (90) days after the close of the Borrower's fiscal year.

         6.13 Other Indebtedness Secured. This Mortgage is also given as security for any and all other sums, indebtedness, obligations and liabilities of any and every kind now or hereafter during the term hereof owing and to become due from Borrower to Lender, however created, incurred, evidenced, acquired or arising, whether under the Note or this Mortgage, or any other instrument, obligation, contract, agreement or dealing of any and every kind now or hereafter existing or entered into between Borrower and Lender, or otherwise, as amended, modified or supplemented from time to time, and whether direct, indirect, primary, secondary, fixed or contingent, and any and all renewals, modifications or extensions of any or all of the foregoing.

         6.14 Cross Default. A default under any commitment and/or loan made by any lending institution (including, without limitation, Lender) to Borrower shall, at the option of Lender, be and constitute a default under all commitments and/or loans made to Borrower by Lender (including, without limitation, the Note and this Mortgage).

         6.15 Broker's Commissions. The Borrower hereby agrees to defend Lender and hold Lender harmless from and against all claims, losses, or liabilities, including attorneys' fees, paralegal fees, and all related legal costs and expenses related to or arising out of any claim for a brokerage fee, commission, or finder's fee alleged to be due as a result of the issuance of the loan evidenced by the Note and secured by this Mortgage.

         6.16 Depository Accounts. For so long as the Note and the other Loan Documents remain unpaid, the Borrower shall maintain its depository accounts at the Lender's bank.

         6.17 Funds Flow Coverage Ratio. Borrower shall, at all times, maintain a Funds Flow Coverage Ratio of not less than 1.25 to 1.00. "Funds Flow Coverage" shall mean the sum of net profit, depreciation and amortization minus all dividends, withdrawals and non-cash income divided by the sum of all current maturities of long term debt and capital lease obligations.

         6.18 Parking Lot Construction. Borrower and Lender agree that a portion of the loan proceeds, approximately SIXTY FIVE THOUSAND AND NO/100 DOLLARS ($65,000.00), is to be used by Borrower to construct a parking lot (the "Parking Lot") at the Premises. Borrower agrees to complete the Parking Lot in a good and workmanlike manner and in compliance with all applicable laws, rules and regulations. Borrower shall so complete construction of the Parking Lot within twelve (12) months of the date hereof. If Borrower does not complete the Parking Lot within said twelve (12) months, Borrower shall, upon receipt of written request from Lender, deposit $65,000.000 with Lender to be escrowed by Lender for Borrower's account and to be thereafter applied toward completion of the Parking Lot. In the event that Borrower does not escrow said $65,000.00 with Lender within thirty (30) days of Borrower's receipt of Lender's request for same, Borrower shall be in default hereunder.

         6.19 WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES, THAT:

                  (A) NEITHER THE BORROWER NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS MORTGAGE, THE NOTE, ANY OTHER LOAN AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

                  (B) NEITHER THE BORROWER NOR LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

                  (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

                  (D) NEITHER THE BORROWER, NOR LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE

         PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND

                  (E) THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS TRANSACTION.

         IN WITNESS WHEREOF, Borrower has hereunto set hand and seal all done as of the day and year first hereinbefore written.

Signed, sealed and delivered
in the presence of:                        THE PUBLISHING COMPANY OF NORTH
                                           AMERICA, INC., a Florida corporation


/s/ Casey Cavanaugh                        By: /s/ Peter S. Balise
-------------------------                  -----------------------------
Name:  Casey Cavanaugh                     PETER S. BALISE, President

/s/ Bonnie B. Coller
-------------------------
Name:  Bonnie B. Coller                                       "BORROWER"

Borrower's Address:  186 North Industrial Park Blvd., Lake Helen, Florida 32744

STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me on December 30, 1996 by PETER S. BALISE as President of THE PUBLISHING COMPANY OF NORTH AMERICA, INC., a Florida corporation, on behalf of the corporation. He is personally known to me or produced _____________________________________ as identification and did not take an oath.

                                          /s/ Casey Cavanaugh
                                          --------------------------------
                                          NOTARY SIGNATURE

                                          Casey M. Cavanaugh
                                          --------------------------------
                                          PRINTED NOTARY SIGNATURE
                                          NOTARY PUBLIC, STATE OF FLORIDA
                                          Commission Number:  CC480064
                                          My Commission Expires:  July 12, 1999
                     59